EXHIBIT 32.2

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

I, Caryl Baron, Interim Chief Financial Officer of SeaStar Medical Holding Corporation (the “Company”), certify that:

1. the Annual Report on Form 10-K of the Company for the year ended December 31, 2023 as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 16, 2024

/s/ David Green
David Green
Chief Financial Officer